UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016 (May 24, 2016)

CORTLAND BANCORP

(Exact name of registrant as specified in its charter)

Ohio	0-13814	34-1451118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

194 West Main Street, Cortland, Ohio 44410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On May 24, 2016, Cortland Bancorp held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”).

(b)	The first issue voted upon at the Annual Meeting was the election of directors for a three year term to expire at the 2019 Annual Meeting of Shareholders. The following votes were cast:

	Number of Votes
	For	Withheld	Broker Non-Votes
James M. Gasior	2,479,966	33,067	768,764
Joseph P. Langhenry	2,460,934	52,099	768,764
Richard B. Thompson	2,469,024	44,010	768,764
Thomas P. Perciak	2,458,776	54,257	768,764

(c)	The second issue was to approve, on an advisory basis, the executive compensation of Cortland’s named executive officers as described in this proxy statement.

Number of Votes
For	Against	Abstain	Broker Non-Votes
2,087,610	390,589	34,834	768,764

(e)	The appointment of S.R. Snodgrass, P.C. as Cortland’s independent auditor for the fiscal year ending December 31, 2016 was ratified.

Number of Votes
For	Against	Abstain	Broker Non-Votes
3,237,667	14,857	29,273

Item 7.01.	Regulation FD Disclosure

Cortland Bancorp used the presentation materials furnished herewith at the Annual Meeting of Shareholders on Tuesday, May 24, 2016. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934. The information in this Report (including Exhibit 99.1 attached hereto) shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 except as otherwise expressly stated in such filing or document.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Company Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORTLAND BANCORP

By:	/s/ James M. Gasior
James M. Gasior, President and CEO

Date: May 25, 2016

4